
                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I, the undersigned Director and/or Officer of New Rockwell International
Corporation (to be renamed Rockwell International Corporation), a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T.
MOEN, II and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) the Company's Annual
Report on Form 10-K for the fiscal year ended September 30, 1996 and any amendments thereto; (2) Registration Statements and any and all amendments
(including post-effective amendments) and supplements thereto for the purpose of registering under the Securities Act of 1933, as amended, debt securities of the Company in an aggregate principal amount of up to $1,000,000,000; and (3) a Registration Statement and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering under the Securities Act of 1933, as amended, securities to be sold pursuant to the Allen-Bradley Company Savings and Investment Plan for Represented Hourly
Employees; and (4) any and all amendments (including supplements and post-effective amendments) to (a) the Registration Statement on Form S-8 registering securities to be sold under the Company's 1995 Long-Term Incentives
Plan, 1988 Long-Term Incentives Plan and 1979 Stock Plan for Key Employees
(Registraiton No. 333-17055); and (b) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company's Savings Plan, as amended, the Company's Retirement Savings Plan for Certain Employees, as amended, the Allen-Bradley Company Savings and Investment Plan for Salaried
Employees, as amended, the Allen-Bradley Company Savings and Investment Plan for
Hourly Employees, as amended, and the Reliance Electric Company Savings and
Investment Plan, as amended (Registration No. 333-17031).

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
             SIGNATURE                                TITLE                         DATE
-----------------------------------     ---------------------------------     -----------------
        /S/ DONALD R. BEALL             Chairman of the Board and             December 4, 1996
-----------------------------------     Chief Executive Officer
         (Donald R. Beall)              (principal executive officer)
                                        and Director

       /S/ DON H. DAVIS, JR.            Director                              December 4, 1996
-----------------------------------
        (Don H. Davis, Jr.)

        /S/ LEW ALLEN, JR.              Director                              December 4, 1996
-----------------------------------
         (Lew Allen, Jr.)

      /S/ RICHARD M. BRESSLER           Director                              December 4, 1996
-----------------------------------
       (Richard M. Bressler)

        /S/ JOHN J. CREEDON             Director                              December 4, 1996
-----------------------------------
         (John J. Creedon)

       /S/ JUDITH L. ESTRIN             Director                              December 4, 1996
-----------------------------------
        (Judith L. Estrin)

     /S/ WILLIAM H. GRAY, III           Director                              December 4, 1996
-----------------------------------
      (William H. Gray, III)

             SIGNATURE                                TITLE                         DATE
-----------------------------------     ---------------------------------     -----------------

 /S/ JAMES CLAYBURN LA FORCE, JR.       Director                              December 4, 1996
-----------------------------------
  (James Clayburn La Force, Jr.)

   /S/ WILLIAM T. MCCORMICK, JR.        Director                              December 4, 1996
-----------------------------------
    (William T. McCormick, Jr.)

        /S/ JOHN D. NICHOLS             Director                              December 4, 1996
-----------------------------------
         (John D. Nichols)

       /S/ BRUCE M. ROCKWELL            Director                              December 4, 1996
-----------------------------------
        (Bruce M. Rockwell)

       /S/ WILLIAM S. SNEATH            Director                              December 4, 1996
-----------------------------------
        (William S. Sneath)

      /S/ JOSEPH F. TOOT, JR.           Director                              December 4, 1996
-----------------------------------
       (Joseph F. Toot, Jr.)

         /S/ W. M. BARNES               Senior Vice President,                December 4, 1996
-----------------------------------     Finance & Planning and
          (W. M. Barnes)                Chief Financial Officer
                                        (principal financial officer)

      /S/ LAWRENCE J. KOMATZ            Vice President and Controller         December 4, 1996
-----------------------------------     (principal accounting officer)
       (Lawrence J. Komatz)